SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [_]

Check  the  appropriate  box:

[_]  Preliminary  Proxy  Statement          [_]  Confidential, For Use of the
[X]  Definitive  Proxy Statement            Commission Only (as permitted
[_]  Definitive  Additional  Materials      by  Rule  14a-6(e)(2))
[_]  Soliciting  Material  Pursuant  to
         Rule  14a-12

                          DATA SYSTEMS & SOFTWARE INC.
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------
5) Total fee paid:

     [_] Fee paid previously with preliminary materials:

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     [_] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount previously paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

                          DATA SYSTEMS & SOFTWARE INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 21, 2004


         The Annual Meeting of Stockholders of Data Systems & Software Inc. will be held at The DoubleTree Hotel, 180 Route 17 South, Mahwah, New Jersey, on Tuesday, December 21, 2004, at 10:30 a.m., for the following purposes:

                  (1) To elect five directors to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified;

                  (2) To approve an amendment to the 1994 Stock Incentive Plan to extend the term thereof until December 31, 2008;

                  (3) To approve an amendment to the 1995 Stock Option Plan for Nonmanagement Employees to extend the term thereof until December 31, 2008; and

                  (4) To consider and act upon such other and further matters as
         may  properly  come  before  the  meeting  or  any   postponements   or
         adjournments thereof.

         Only stockholders of record at the close of business on November 15, 2004, are entitled to notice of and to vote at the meeting or any postponements or adjournments thereof.

         Regardless of how many shares you own, your vote is very important. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. No additional postage is required.

                                             BY ORDER OF THE BOARD OF DIRECTORS,

                                             SHELDON KRAUSE
                                             Secretary

November 30, 2004
Mahwah, New Jersey

                          DATA SYSTEMS & SOFTWARE INC.
                                  200 ROUTE 17
                            MAHWAH, NEW JERSEY 07430

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Data Systems & Software Inc., a Delaware corporation (the "Company" or "DSSI"), to be voted at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at The DoubleTree Hotel, 180 Route 17 South, Mahwah, New Jersey, on Tuesday, December 21, 2004, at 10:30 a.m., and any postponements or adjournments thereof. This Proxy Statement and the accompanying materials are being mailed on or about November 30, 2004, to holders of record of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") as of the record date. This solicitation is being made by management.

         The record date (the "Record Date") for determining stockholders entitled to notice of and to vote at the Annual Meeting has been established as the close of business on November 15, 2004. On that date, 8,116,691 shares of Common Stock of the Company were outstanding and entitled to vote. Holders of record of Common Stock on the Record Date will be entitled to one vote for each share held on all matters properly brought before the Annual Meeting.

         The presence at the Annual Meeting in person or represented by proxy of a majority of the outstanding shares of Common Stock entitled to vote thereat will constitute a quorum for the transaction of business. If a share is deemed present at the Annual Meeting for any one matter, it will be deemed present for purposes of determining the presence of a quorum for all other matters presented to the meeting. Votes withheld from any nominee for election as a director, abstentions, and shares held by a nominee for a beneficial owner that are voted on any matter which may come before the meeting will be deemed present for purposes of determining the presence of a quorum.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. With respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders should specify their choices on the accompanying proxy card. If no specific instructions are given, the shares represented by a signed proxy will be voted FOR the election of all management nominees for election as directors, FOR the extension of the term of the 1994 Stock Incentive Plan (the "Stock Incentive Plan") and FOR the extension of the term of the 1995 Stock Option Plan for Nonmanagement Employees (the "Nonmanagement Employees Plan"), except as otherwise required by law. Directors will be elected at the Annual Meeting by a plurality of the votes cast in person or represented by proxy and a majority of the votes cast, in person or represented by proxy, is required to approve the amendments to the Stock Incentive Plan and the Nonmanagement Employees Plan to extend the terms thereof. Any stockholder of record returning the accompanying proxy card may revoke such proxy at any time prior to its exercise by (i) giving written notice to the Company of such revocation, (ii) voting in person at the Annual Meeting or (iii) executing and delivering to the Company a later-dated proxy. Written revocations and later-dated proxies should be sent to Data Systems & Software Inc., 200 Route 17, Mahwah, New Jersey 07430, Attention: Secretary.

         A BENEFICIAL OWNER OF COMMON STOCK WHO HOLDS SHARES THROUGH A BROKER OR OTHER NOMINEE IN "STREET NAME" WHO WISHES TO VOTE HIS SHARES AT THE ANNUAL MEETING MUST CONTACT HIS BROKER OR NOMINEE AND OBTAIN A LEGAL PROXY TO VOTE SUCH SHARES AT THE ANNUAL MEETING. THIS LEGAL PROXY MUST BE PRESENTED TO THE INSPECTOR OF VOTING AT THE ANNUAL MEETING. A BENEFICIAL OWNER WHO DOES NOT HOLD A LEGAL PROXY WILL NOT BE PERMITTED TO VOTE HIS SHARES AT THE ANNUAL MEETING.

         Commencing ten days before the date of the Annual Meeting, an alphabetical list of the names and addresses of the stockholders of record as of the Record Date will be available at our principal executive offices, 200 Route 17, Mahwah, New Jersey 07430, for inspection by any stockholder during normal business hours for any purpose germane to the Annual Meeting.

         STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table and the notes thereto set forth information, as of November 15, 2004 (except as otherwise set forth herein), concerning beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of Common Stock by (i) each director of the Company and each nominee for director, (ii) each of the executive officers of the Company named in the Summary Compensation Table under "Executive and Director Compensation," (iii) all executive officers and directors of the Company as a group, and (iv) each holder of 5% or more of the Company's outstanding shares of Common Stock.

                 Name and Address         Number of Shares of     Percentage of
                        of                    Common Stock         Common Stock
              Beneficial Owner(1)(2)     Beneficially Owned(2)   Outstanding (2)
              ----------------------     ---------------------   ---------------
George Morgenstern                             386,304(3)              4.6%
Howard Gutzmer                                 676,291(4)              8.3%
    5550 Oberlin Drive
    San Diego, CA  92121
Dimensional Fund Advisors Inc.                 403,600(5)              5.0%
    1299 Ocean Avenue
    Santa Monica, CA  90401
Avi Kerbs                                        7,500(6)               *
Elihu Levine                                    78,470(7)              1.0%
Shane Yurman                                     8,500(8)               *
    127 Route 59
    Monsey, NY 10952
Samuel M. Zentman                                  --                    --
Shlomie Morgenstern                            243,500(9)              3.0%
Yacov Kaufman                                  205,000(6)              2.5%
Jacob Neuwirth                                  57,870(10)              *
All executive officers and directors
    of the Company as a group (8 people)       987,144                11.3%

---------
*   Less than 1%
(1)    Unless otherwise indicated, business address is in care of the Company.
(2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. Percentage information is based on the number of shares outstanding as of November 15, 2004.
(3) Consists of (i) 61,854 shares held by Mr. Morgenstern, including 20,000 shares received by Mr. Morgenstern pursuant to a restricted stock grant which are not yet fully vested, (ii) 297,750 currently exercisable options held by Mr. Morgenstern, and (iii) 27,200 shares owned by Mr. Morgenstern's wife.
(4)    As of December  31, 2003,  based on  information  in  Amendment  No. 2 to
       Schedule 13G filed on January 27, 2004. Consists of (i) 60,340 shares owned by Mr. Gutzmer (including shares held in his IRA); (ii) 508,125 shares owned by the Gutzmer Family Trust, of which Mr. Gutzmer is a co-trustee; (iv) 64,950 shares held in an IRA of Mr. Gutzmer's wife; (v) 37,576 shares owned by a corporation of which Mr. Gutzmer is an executive officer, director and principal shareholder; and (vi) 5,300 shares owned by a limited partnership, the corporate general partner of which Mr. Gutzmer is the sole director.

(5) As of December 31, 2003, based on information in an amendment to Schedule 13G filed on February 6, 2004. The securities are owned by four investment company funds to which Dimensional Fund Advisors Inc. furnishes investment advice and/or serves as investment manager. In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities. Dimensional disclaims beneficial ownership of these securities.
(6)    Consists of currently exercisable options.
(7) Consists of (i) 40,000 shares owned by Mr. Levine and his wife in a joint account, (ii) 1,180 shares held in an IRA of Mr. Levine, (iii) 8,000 shares owned by Mr. Levine's wife, (iv) 1,790 shares held in an IRA of Mr. Levine's wife and (v) 27,500 currently exercisable options held by Mr. Levine.
(8) Consists of 1,000 shares owned by Mr. Yurman and 7,500 currently exercisable options.
(9) Consists of (i) 196,000 shares, which includes 195,000 shares received as a restricted stock grant of which 95,000 shares are subject to vesting, and (ii) 47,500 currently exercisable options.
(10)   Consists  of  shares  held by a  corporation  that is  controlled  by Mr.
       Neuwirth.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The whole Board of Directors of the Company is currently comprised of five seats. The Board of Directors has nominated the five current directors, George Morgenstern, Avi Kerbs, Elihu Levine, Shane Yurman and Samuel M. Zentman, for election as directors at the Annual Meeting. All nominees have consented to be named and serve if elected.

         With respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders cannot vote for more than the five nominees named in this proxy statement. Stockholders should specify their choices on the accompanying proxy card. If no specific instructions are given, the shares represented by a signed proxy will be voted FOR the election of all five management nominees. If any nominee becomes unavailable for any reason to serve as a director at the time of the Annual Meeting (which event is not anticipated), proxies will be voted in the discretion of the persons acting pursuant to the proxy for any nominee who shall be designated by the current Board of Directors as a substitute nominee. Only persons nominated in accordance with the notice requirements of the Company's By-laws are eligible for election as directors of the Company. All nominations for director that are not timely delivered to the Company or that fail to comply with the requirements set forth in the Company's By-laws will be excluded from the Annual Meeting, as provided in the By-laws. A copy of the Company's By-laws can be obtained from the Secretary of the Company, 200 Route 17, Mahwah, New Jersey 07430. Directors will be elected at the Annual Meeting by a plurality of the votes cast (i.e., the five nominees receiving the greatest number of votes will be elected as directors).

CERTAIN INFORMATION REGARDING DIRECTORS AND OFFICERS

         Set forth below is certain information concerning the nominees for director and certain officers of the Company:

Name                  Age   Position
----                  ---   --------

George Morgenstern    71    Director, Chairman of the Board, President and Chief
                            Executive Officer; Chairman of the Board of our dsIT
                            Technologies Ltd. subsidiary (formerly Decision
                            Systems Israel Ltd.) ("dsIT")
Avi Kerbs             57    Director
Elihu Levine          72    Director
Shane Yurman          56    Director
Samuel M. Zentman     59    Director
Shlomie Morgenstern   42    Vice President-Operations
Jacob Neuwirth        57    Chief Executive Officer and President of dsIT
Yacov Kaufman         47    Vice President and Chief Financial Officer; and Vice
                            President and Chief Financial Officer of dsIT

         GEORGE MORGENSTERN has been our Chairman of the Board since June 1993, and has been our President and Chief Executive Officer since our incorporation in 1986. Mr. Morgenstern also serves as Chairman of the Board of dsIT, and as a director of our Comverge, Inc. equity affiliate. Mr. Morgenstern was the Chairman of the Board of Comverge from October 1997 to April 2003.

         AVI KERBS has been one of our directors since December 2002. Since 1991, Mr. Kerbs has been the Chief Executive Officer and President of Teuza Management and Development 1991 Ltd., a company that manages a family of Israeli venture capital funds. Mr. Kerbs is a director of Nova Measuring Instruments Ltd.

         ELIHU LEVINE has been one of our directors since April 2003. From 1992 to his retirement in January 1997, Mr. Levine was an officer and employed in various executive capacities by International Data Operations, Inc., one of our subsidiaries. Mr. Levine also served as a director of Tower Semiconductor Ltd. from March 1997 to January 2000.

         SHANE YURMAN has been one of our directors since April 2003. Mr. Yurman, who is a certified public accountant, has been engaged in public accounting since 1971. Mr. Yurman is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants where he previously served as a member of the Auditing Standards and Procedures Committee.

         SAMUEL M. ZENTMAN has been one of our directors since November 16, 2004. Since 1980 Dr. Zentman has been the president and chief executive officer of a privately-held textile firm, where he also served as vice president of finance and administration from 1978 to 1980. From 1973 to 1978, Dr. Zentman served in various capacities at American Motors Corporation.

         SHLOMIE MORGENSTERN has been our Vice President-Operations since February 2000 and was one of our directors from November 2001 until December 2002. Mr. Morgenstern also serves as President of our Databit subsidiary. Since 1996, Mr. Morgenstern has been employed by us in various administrative capacities. Mr. Morgenstern is the son of George Morgenstern, our Chairman of the Board, President and Chief Executive Officer.

         JACOB NEUWIRTH has been Chief Executive Officer and President of dsIT since December 2001. From 1994 to 2001, he was the founder and President of Endan IT Solutions Ltd., an Israeli IT solutions provider specializing in billing and healthcare IT solutions, which was acquired by dsIT in December 2001.

         YACOV KAUFMAN has been our Vice President since December 2001 and our Chief Financial Officer since February 1996. Mr. Kaufman has also served as a Vice President of dsIT from 1992 to 2001 and as Chief Financial Officer of dsIT since 1990, having served as Controller of dsIT since 1986.

                          CORPORATE GOVERNANCE MATTERS

MEETINGS OF THE BOARD OF DIRECTORS

         During 2003, the Board of Directors met six times. Each incumbent director who served as a director in 2003 attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held (during the 2003 period for which the director served) and (ii) the total number of meetings held during 2003 by each committee of the Board of Directors on which such director served (during the period for which such director served).

         The Board of Directors has determined that each of Mr. Kerbs, Mr. Levine. Mr. Yurman and Dr,. Zerntman is an "independent director" under Nasdaq Marketplace Rule 4200 which is applicable to us.

AUDIT COMMITTEE

         The Board of Directors of the Company has a standing Audit Committee. The Audit Committee must have at least three members, all of who must be independent under applicable rules of the SEC and Nasdaq, and have no past or present relationship with the Company that would, in the opinion of the Board of Directors, interfere with the independent judgment as a member of the Audit Committee. Each member of the Audit Committee must be financially literate and at least one member of the Audit Committee must have a background in finance or accounting that would qualify him or her as a "financial expert" under the criteria established by the SEC and The Nasdaq Stock Market, Inc.

         The Audit Committee is currently comprised of Mr. Yurman, who serves as Chairman, Mr. Levine and Dr. Zentman. Mr. Kerbs served on the Committee from April 2003 to May 2004. The Audit Committee operates in accordance with all applicable laws and the rules and regulations of the SEC and The Nasdaq Stock Market, Inc. Our Board has determined that each member of the Audit Committee satisfies the independence and financial literacy requirements of the SEC and Nasdaq and that Mr. Shane Yurman is an "audit committee financial expert" as defined in Item 401 of Regulation S-K. During 2003 the Audit Committee met four times.

         In accordance with Nasdaq rules, the Board has adopted a formal written audit committee charter setting forth the responsibilities of the Audit Committee. The Audit Committee is charged with assisting the directors in fulfilling their responsibilities to stockholders and others relating to our corporate accounting and reporting practices and the quality and integrity of our financial reports. The Audit Committee is responsible for selecting, evaluating and replacing the independent auditors, overseeing the independence of the auditors and reviewing and pre-approving all audit, review or attest engagements of the Company independent auditors. The Audit Committee must also review and pre-approve all non-audit services provided by the Company's independent auditors and may establish and maintain pre-approval policies and procedures relating to non-audit services to be provided by the Company's independent auditors. The Audit Committee reviews with the our independent auditors our accounting practices and policies; reviews the report of our independent auditors on our year-end financial statements; examines from time to time, in consultation with our financial officers and independent auditors, the Company's overall accounting and financial controls; and is available to our independent auditors for consultation. Other functions of the Audit Committee include reviewing and approving all related party transactions, establishing and maintaining procedures for handling complaints on accounting, internal accounting and auditing matters, and administering and enforcing our Code of Ethics and Business Conduct described below.

         The Audit Committee is required to meet periodically in separate executive sessions with our independent auditors and the independent members of our Board of Directors. The Audit Committee has the authority to obtain from outside legal, accounting and other advisors in the performance of the Audit Committee's duties, which the Board of Directors is obligated to fund.

OTHER COMMITTEES

         The Board of Directors does not have other standing committees. However, in accordance with applicable rules of The Nasdaq Stock Exchange, Inc. the Board has established a process whereby the compensation of the executive officers is determined by a majority of the independent directors.

         The Board of Directors does not have a nominating committee. However, in 2004 the Board of Directors has established by resolution policies and procedures for director nominations by a majority of the independent directors as required under Nasdaq rules.

         The independent directors may identify potential board candidates from a variety of sources, including recommendations from current directors or management, recommendations of security holders or any other source that the independent directors deem appropriate. The independent directors may also engage a search firm or consultant to assist it in identifying, screening and evaluating potential candidates.

         In considering candidates for the Board of Directors, the independent directors evaluate the entirety of each candidate's credentials, such as (i) business or other relevant experience; (ii) expertise, skills and knowledge;
(iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints, backgrounds, expertise, skills and experience; (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized board committees (such as the Audit Committee).

         Our stockholders may recommend potential director candidates by contacting the Secretary of the Company to receive a copy of the procedure to recommend a potential director candidate for consideration by the independent directors, who will evaluate recommendations from stockholders in the same manner that they evaluates recommendations from other sources.

POLICY REGARDING DIRECTOR ATTENDANCE AT ANNUAL STOCKHOLDERS MEETINGS

         The Board of Directors encourages directors to attend the Company's Annual Meeting of Stockholders, whether or not a meeting of the Board of Directors is scheduled for the same date of the Annual Meeting. As an incentive to attend annual meetings, the Board of Directors pays the standard attendance fee to directors who attend Annual Meeting, whether or not there is a meeting of the Board of Directors held afterwards.

CODE OF ETHICS & BUSINESS CONDUCT


         We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller, and/or persons performing similar functions. Our code of ethics has previously been filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2003. We have also adopted a Code of Ethics & Business Conduct for all employees, officers and directors. A copy of the Code of Ethics & Business Conduct is available without charge upon written request to the Secretary of the Company

STOCKHOLDER COMMUNICATION WITH BOARD MEMBERS

         The Board has adopted a procedure to enable our stockholders who wish to contact Shane Yurman, the Chairman of our Audit Committee, directly at the address set forth under Mr. Yurman's name in the table appearing in "Security Ownership of Certain Beneficial Owners and Management" on page 2 of this proxy statement. Stockholders who wish to contact other directors may do so by mail addressed to such director, in care of Mr. Yurman or in care of the Secretary of the Company at the address on page 2. All such correspondence should be marked "Confidential-Stockholder Communication."

                      EQUITY COMPENSATION PLAN INFORMATION

         The table below provides certain information concerning our equity compensation plans as of the Record Date.

                                                                                       Number of Securities
                                                                                       Remaining Available
                                                                                       for Future Issuance
                                           Number of Securities    Weighted-average        Under Equity
                                            to be Issued Upon     Exercise Price of     Compensation Plans
                                               Exercise of           Outstanding      (Excluding Securities
                                           Outstanding Options,   Options, Warrants        Reflected in
                                           Warrants and Rights        and Rights           Column (a))
      Plan Category                                (a)                    (b)                  (c)
      -------------                        --------------------   -----------------   ---------------------
Equity Compensation Plans Approved by            884,750                 3.43                 725,000
Security Holders
Equity Compensation Plans Not Approved
by Security Holders                              429,851                 3.99                 272,242
           Total                               1,314,601                 3.61                 997,242


                       EXECUTIVE AND DIRECTOR COMPENSATION

COMPENSATION OF DIRECTORS

         Each of our directors is generally paid $1,000 for each Board or committee meeting which he or she attends (except if a committee meeting is held on the same day as a Board meeting) and is reimbursed for associated out-of-pocket expenses. Mr. Kerbs, Mr. Levine and Dr. Zentman are each paid $6,000 per annum plus meeting fees in connection with their service on the Board. Mr. Yurman is paid $20,000 per annum plus meeting fees for his service on the Board and as Chairman of the Audit Committee. In 2003, Mr. Kerbs was paid a total of $11,000, Mr. Yurman was paid a total of $21,333, Mr. Levine was paid a total of $6,000, and Mr. Morgenstern was paid a total of $5,000 in connection with their respective service on the Board and/or Audit Committee.

         Our 1994 Stock Option Plan for Outside Directors provides for awards of non-qualified options to our directors who are not employed by us or any of our affiliates and who meet certain other eligibility criteria. Pursuant to the plan, (i) upon first election or appointment to the Board of Directors, each newly elected or appointed eligible director is granted an option to purchase
7,500 shares of our Common Stock and (ii) immediately following each of our Annual Meeting of Stockholders, each eligible director will generally be granted an option to purchase 7,500 shares of our Common Stock. Options granted under the plan have an exercise price per share equal to the fair market value of our Common Stock on the date of issuance and are exercisable beginning on the first anniversary of the date of the grant until the earliest of (i) ten years from the date of grant, (ii) one year from the date on which an optionee ceases to be an eligible director and (iii) 90 days after the date on which the optionee ceases to be a director. The maximum number of shares of our Common Stock in respect of which awards may be granted under the plan is 400,000, of which 30,000 non-expired options are outstanding.

         In addition to the directors' fees described above, at the last Annual Meeting of Stockholders, Mr. Kerbs was granted options to purchase 7,500 shares of our Common Stock at an exercise price equal to the fair market value of our Common Stock on the date of grant (i.e., $2.74 per share). Upon their election to the Board of Directors in April 2003, Mr. Yurman and Mr. Levine were each granted options to purchase 7,500 shares of our Common Stock at an exercise price equal to the fair market value of our Common Stock on the date of grant (i.e., $1.90 and $2.02 per share, respectively). Upon his election to the Board on November 16, 2004, Dr. Zentman was granted options to purchase 7,500 shares of our Common Stock at an exercise price equal to the fair market value of our Common Stock on the date of grant (i.e., $0.88 per share). These options were granted pursuant to our 1994 Stock Option Plan for Outside Directors described above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         All matters related to the compensation of executive officers, including the Chief Executive Officer, are acted upon by the full Board of Directors and under Nasdaq rules must be approved by a majority of the independent directors.

         The following person served both as a member of our Board of Directors and as an officer or employee in 2003: George Morgenstern (Chairman of the Board, President and Chief Executive Officer). During 2003, no member of the Board of Directors who was also one of our officers participated in any deliberations of the Board of Directors or any committee thereof relating to his own compensation or to the compensation of any person to whom he is related. Except as described above, each member of the Board of Directors participated in 2003 in deliberations of the Board of Directors concerning executive officer compensation. During 2003, George Morgenstern engaged in transactions with us in which he was deemed to have an interest. For further information, see "Certain Relationships and Related Transactions" below.

EMPLOYMENT ARRANGEMENTS

         George Morgenstern serves as our Chairman of the Board, President and Chief Executive Officer pursuant to an employment agreement that commenced on January 1, 1997, was amended in March 2002 to extend through December 31, 2003, and provides for a period of consultancy thereafter as set forth below (the "Employment Agreement"). Through December 31, 2003, the Employment Agreement provided for a base salary of $420,000 per annum (which was $470,000 due to cost of living adjustments as of December 31, 2003), subject to annual review by the Board and an annual cost of living adjustment, plus contributions to a nonqualified retirement fund equal to 25% of his base salary. Mr. Morgenstern's compensation pursuant to the Employment Agreement also includes the use of two company automobiles, premium payments on a life insurance policy owned by Mr. Morgenstern and other fringe benefits.

         Pursuant to the terms of the Employment Agreement, on December 31, 2003, Mr. Morgenstern elected to terminate his employment with us and thereafter to continue to serve us as a consultant for a period (the "Consulting Period") ending on December 31, 2010. At the request of the Board, Mr. Morgenstern has continued on as our Chairman of the Board, President and Chief Executive
Officer. During the Consulting Period, Mr. Morgenstern receives an annual consulting fee plus contributions to a nonqualified retirement fund and fringe benefits on the same basis as during the term of his employment as described above. Mr. Morgenstern's annual consulting fee during the Consulting Period is equal to 50% of his annual salary in effect immediately prior to the Consulting Period through the end of the fourth full calendar year of the Consulting Period, and 25% of such annual salary for the remainder of the Consulting Period (subject in all cases to an annual cost of living adjustment).

         Under the terms of the Employment Agreement, we agreed to take appropriate action to fund the payment of all consulting fees to become payable to Mr. Morgenstern throughout the entire Consulting Period, by purchase of an annuity from a reputable insurance company, deposit of funds or U.S. Treasury Securities having maturities of less than one year in a bank acceptable to Mr. Morgenstern, or other arrangements acceptable to Mr. Morgenstern. Mr. Morgenstern agreed to waive this obligation through November 30, 2005, except in the event of (i) his death or disability, (ii) the Company entering into a definitive agreement(s) concerning a transaction or series of transactions, the consummation of which will result in the receipt by the Company of gross proceeds equal to or in excess of $1 million or (iii) his termination as Chief Executive Officer of the Company for any reason other than his voluntary resignation. Upon the earlier of the occurrence of any one of these events and November 30, 2005, the Company would be obligated to fund all consulting fees as provided in the Employment Agreement. During the term of the Employment Agreement (including any Consulting Period), Mr. Morgenstern may not engage in a business that is in substantial and direct competition with our business or the business of any of our subsidiaries.

         Yacov Kaufman serves as a Vice President and Chief Financial Officer of the Company and as Executive Vice President and Chief Financial Officer of dsIT pursuant to an employment agreement entered into with the Company on January 1, 1999, and amended in June 2002, at an annual salary of $250,000.

         We make certain payments to fund in part our future severance obligations to Mr. Kaufman. If Mr. Kaufman's employment is voluntarily terminated or is terminated by us for reasons other than for cause, we must pay him an amount equal to 150% of his last month's salary multiplied by the number of years (including partial years) that Mr. Kaufman worked for us. This severance obligation, which is customary for executives of Israeli companies, would be reduced by the amount contributed by us to certain Israeli pension and severance funds pursuant to Mr. Kaufman's employment agreement. In addition, the agreement with Mr. Kaufman provides for an additional payment equal to six times his last month's total compensation, payable at the end of his employment with us, unless he is terminated by us for cause. As of December 31, 2003, the unfunded portion of these payments was $57,000.

         Jacob Neuwirth serves as President and Chief Executive Officer of dsIT pursuant to an employment agreement that commenced on December 16, 2001. Mr. Neuwirth's employment agreement provides for a base salary which is denominated in linked NIS equivalent to $165,000 per annum, linked to the Israeli Consumer Price Index ("Index"). In addition, the agreement with Mr. Neuwirth provides for six months advance notice of termination of employment by either side, and an additional payment equal to six times his last month's total compensation, payable upon any termination of his employment. As of December 31, 2003, the unfunded portion of these payments was $117,000. Under his employment agreement, Mr. Neuwirth is entitled to a loan of up to $100,000 from dsIT. As of December 31, 2003 the loan, which is denominated in linked NIS, bears interest at 4% and has no fixed maturity date, had an outstanding balance of $52,000.

         Shlomie Morgenstern serves as the Chief Executive Officer and President of our Databit Inc. subsidiary and as our Vice President-Operations and, pursuant to an employment agreement that was executed on August 19, 2004 and commenced as of January 1, 2004 (the "SM Employment Agreement"). The SM Employment Agreement provides for a four year initial term and subsequent one year renewal terms (unless either party gives notice of non-renewal within 90 days prior to the end of the initial term or a renewal term). Under the SM Employment Agreement, Mr. Morgenstern receives a base salary of $250,000 per annum. Mr. Morgenstern's compensation pursuant to the SM Employment Agreement also includes a car allowance and participation in fringe benefits maintained and sponsored by DSSI and Databit.

         Pursuant to the SM Employment Agreement, Mr. Morgenstern is entitled to an annual bonus equal to 20% of the gross profit of Databit in excess of $2.8 million. The bonus is capped at 50% of his base salary then in effect if Databit has net income for the calendar year to which the bonus relates (36% of his base salary if Databit does not have net income for the calendar year to which the bonus relates). Under the SM Employment Agreement, on August 19, 2004, Mr. Morgenstern also received stock options exercisable for the purchase of 305,000 shares of our Common Stock at exercise price of $0.71 per share (the closing market price on the date of grant) and a restricted stock grant of 195,000 shares of our Common Stock. The stock option grant vests in installments of 105,000, 100,000 and 100,000 shares on August 18, 2006, February 18, 2007 and
February 18, 2008, respectively, and the restricted stock grant vests in installments of 100,000 upon issuance and 31,666, 31,667 and 31,667 shares on August 18, 2006, 2007 and 2008, respectively. The options and the restricted stock will fully vest if the SM Employment Agreement, or if Mr. Morgenstern terminates his employment within one year after a change in control or 10 days after notice to us of our breach of a material provision of the SM Employment Agreement which breach remains uncured.

         If the SM Employment Agreement is not renewed after the initial term or any renewal term, Mr. Shlomie Morgenstern will be entitled to receive a lump sum payment equal to one year's salary and the bonus he would have earned for the calendar year in which the non-renewal occurred (in a lump sum payment). If Mr. Morgenstern's employment is terminated by us other than for cause, Mr. Morgenstern terminates his employment within one year after a change in control or after we breach a material provision of the SM Employment Agreement and fail to cure that breach in a timely matter, then Mr. Morgenstern will be entitled to
2.9 times both his annual salary then in effect and the average bonus paid to Mr. Morgenstern during the three preceding years (or such shorter period if the termination occurred before the third year).

         The stock option agreements with our executive officers generally provide for accelerated vesting in the event we have a change in control.

EXECUTIVE COMPENSATION

         The following table sets forth for the periods indicated information concerning the compensation of our Chief Executive Officer and the four other of our officers who received in excess of $100,000 in salary and bonus during 2003.

                           SUMMARY COMPENSATION TABLE

                                                                       Long Term
                                                                 Compensation Awards
                                  Annual Compensation       ------------------------------
                                  --------------------                         Securities
Name and                                                    Restricted Stock   Underlying       All Other
Principal Position       Year     Salary ($) Bonus ($)         Awards ($)      Options (#)   Compensation ($)
------------------       ----     ---------- ---------      ----------------   -----------   ----------------
George Morgenstern       2003      464,250         -               -                -           177,825(1)
Chief Executive Officer  2002      465,700         -               -                -           182,860
                         2001      446,351      150,000            -                -           187,721

Yacov Kaufman            2003      182,942         -               -                -            49,901(2)
Chief Financial Officer  2002      170,294         -               -                -            37,899
                         2001      158,403      50,000             -                -            48,400

Shlomie Morgenstern      2003      210,800      50,000             -                -            14,045(3)
Vice President           2002      204,345      15,000             -                -             7,440
                         2001      193,500         -               -                -               -

Jacob Neuwirth           2003      154,963      83,694             -                -            44,290(2)
Chief Executive Officer  2002      174,512         -               -                -            39,788
and President of dsIT    2001         -            -               -                -               -

----------
(1) Consists of (i) $118,560 in contributions to a non-qualified retirement fund, (ii) $28,000 in life insurance premiums, (iii) $18,200 paid for accrued vacation, (iv) $5,000 in director's fees and (v) $8,065 imputed value of automobile fringe benefits.

(2) Represents primarily contributions to severance and pension funds and automobile fringe benefits. Contributions to severance and pension funds are made on substantially the same basis as those typically made on behalf of executives in Israeli companies.

(3) Consists of $12,115 paid for accrued vacation and $1,930 imputed value of automobile fringe benefits.

         The following tables summarize (i) the options granted in 2003 to the executive officers named in the Summary Compensation Table above, (ii) the potential value of these options at the end of the option term assuming certain levels of appreciation of our Common Stock, (iii) the number of shares acquired by such named executive officers upon the exercise of options in 2003 and the value realized thereon, and (iv) the number and value of all options held by such executive officers at the end of 2003.

                            OPTION/SAR GRANTS IN 2003

         We did not grant any stock options or stock appreciation rights (SARs) in 2003 to any of the named executive officers.

                       AGGREGATED OPTION EXERCISES IN 2003
                     AND FISCAL YEAR END STOCK OPTION VALUES

                        Number of                    Number of Securities
                          Shares                    Underlying Unexercised            Value of Unexercised
                         Acquired       Value       Options at Year End (#)       In-the-Money Options ($) (1)
                           Upon       Realized      -----------------------       ----------------------------
Name                   Exercise (#)      ($)     Exercisable    Unexercisable    Exercisable     Unexercisable
----                   ------------      ---     -----------    -------------    -----------     -------------
George Morgenstern          -             -        497,250            -               -                -
Yacov Kaufman               -             -        205,000            -            112,550             -
Shlomie Morgenstern         -             -         55,000            -             18,525             -

-------------
(1) Based on the closing price for our Common Stock on December 31, 2003 of $3.43 per share.


CERTAIN RELATED PARTY TRANSACTIONS


         During 2003, we paid approximately $403,000 for legal services rendered and reimbursement of out-of-pocket expenses to Ehrenreich Eilenberg & Krause LLP, a law firm in which Sheldon Krause, a former director and our Secretary, is a member. Such fees related to services rendered by Mr. Krause and other members and employees of his firm, as well as certain special and local counsel retained and supervised by his firm who performed services on our behalf. Mr. Krause is the son-in-law of George Morgenstern, our Chairman, President and Chief Executive Officer.

         As reported on the Summary Compensation Table above, Shlomie Morgenstern, the son of George Morgenstern, our Chairman, President and Chief Executive Officer, received compensation during 2003 in connection with his position as Vice President-Operations.

         In July 2001, we entered in an arrangement with a corporation wholly-owned by George Morgenstern, our Chairman, President and Chief Executive Officer, for use by such corporation of approximately 400 of the approximately 4,650 square feet leased by us in New York City. Based on our lease for our New York City premises, the pro rata full rental cost (including electricity) of the portion of the premises utilized by the corporation was approximately $1,450 per month. In October 2002, we entered into a written agreement for the corporation's use of its portion of the premises. The agreement provided for the payment to us of $2,000 per month and was terminable by either party on 60 days written notice to the other. Upon notice provided to us in February 2003, the corporation vacated the space in April 2003. During 2003 we received $6,000 of rent from this corporation.

         In January 2000, Comverge extended loans of $9,925, each evidenced by a promissory note, to both our Chief Executive Officer and Chief Financial Officer to finance the purchase of Comverge Common Stock. The loans had an initial maturity date of January 3, 2002 and were extended at that time to mature on January 3, 2004. The loans bear interest at 4.25% per annum, payable at maturity. In April 2004, the Board approved a bonus to each of the Chief Executive Officer and Chief Financial Officer in the amount of $13,000. In April 2004, the loans were paid off in full by the Chief Executive Officer and Chief Financial Officer.

         dsIT's Chief Executive Officer has a loan outstanding from dsIT that originated in 2001. The loan balance and accrued interest at December 31, 2003 was $52,000. The loan has no defined maturity date, is denominated in NIS, is linked to the Index and bears interest at 4%.

                  COMPENSATION REPORT OF THE BOARD OF DIRECTORS

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

         The Company's compensation package for its executive officers generally consists of three components: (i) base salary; (ii) cash bonus; and (iii) options and/or stock grants. Except as stated below, during 2003, the Board did not make any changes to the cash compensation payable to its executive officers all of whom continued to be paid under the terms of employment agreements entered into in prior years. No stock options, restricted stock or other equity compensation was granted to any of our executive officers in 2003. In April 2003 the Board granted a $50,000 bonus to Shlomie Morgenstern to recognize Mr. Morgenstern's successful management of the Company's Databit subsidiary and the performance of his duties at Comverge during 2002 and to that date in 2003, and as an incentive for his continued employment with us. At its meetings in July and November 2003 the Board discussed the need to negotiate and enter into an employment agreement with Shlomie Morgenstern to provide for appropriate compensation and noncompetition covenants; no action was taken on this by the Board until 2004.

BASIS FOR CHIEF EXECUTIVE OFFICER'S COMPENSATION

         During 2003, George Morgenstern, Chairman, President and Chief Executive Officer of the Company, had no increase in salary, receiving $464,250 pursuant to an employment agreement with the Company. Mr. Morgenstern received no bonus for 2003.

                                                     BOARD OF DIRECTORS*

                                                     George Morgenstern
                                                     Avi Kerbs
                                                     Elihu Levine
                                                     Shane Yurman

----------
* Includes only names of current directors who served during the period in which matters covered by this Report were discussed. Messrs. Levine and Yurman each began his service as a director in April 2003. Dr. Zentman began service as a director in November 2004.

                             AUDIT COMMITTEE REPORT

         The Audit Committee is composed of three directors, each of whom meets the independence and experience requirements of Nasdaq Marketplace Rule 4350(d)(2). The Audit Committee operates under a written charter adopted by the Board, which was amended during 2004 to reflect recent changes in applicable laws and regulations pertaining to audit committees.

         Management is responsible for our internal controls and financial reporting process. The external auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In October 2003, KPMG resigned as the Company's auditors. On January 14, 2004, we engaged Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited ("K&K "), as our independent auditors for the fiscal year ended December 31, 2003. In this context, the Audit Committee met and held discussions with management and K&K, the external auditors for the year ended December 31, 2003. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee reviewed and discussed the consolidated financial statements with management and K&K prior to their issuance. The Audit Committee discussed with K&K matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). K&K also provided to the Audit Committee the disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with K&K that firm's independence.

         Based on the Audit Committee's discussion with management and K&K and the Audit Committee's review of the representation of management and K&K to the Audit Committee, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

                                                AUDIT COMMITTEE

                                                Shane Yurman*
                                                Elihu Levine*
                                                Samuel M. Zentman**

---------
* Mr. Yurman and Mr. Levine are the only current directors who are on the Audit Committee and served during the period in which matters covered by this Report were discussed.

** Dr. Zentman was appointed to the Audit Committee by the Board of Directors on November 16, 2004.

                          STOCK PRICE PERFORMANCE GRAPH

         The following stock price performance graph compares the cumulative total return of the Company's Common Stock, during the period December 31, 1998 to December 31, 2003, to the cumulative total return during such period of (i) the Nasdaq Stock Market Index (United States and Foreign) and (ii) the Nasdaq Computer & Data Processing Stock Index.

         [TABLE BELOW REPRESENTS A LINE CHART IN THE ORIGINAL REPORT.]

                          12/31/1998  12/31/1999  12/31/2000  12/31/2001  12/29/2002  12/31/2003
                          ----------  ----------  ----------  ----------  ----------  ----------
DSSI                           100      128.57      159.54      184.72       32.38      130.67
Nasdaq Computer & Data
  Processing Stock Index       100      220.06      100.96       81.30       56.06       73.86
Nasdaq Stock Market Index      100      186.44      112.57       88.78       61.09       92.14


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These persons are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of such forms received by us or written representations from certain reporting persons, except as described below we believe that during 2003 all applicable filing requirements were complied with by its executive officers and directors. Mr. Kerbs failed to timely file one Form 4 covering the acquisition of 7,500 stock options granted by the Company to Mr. Kerbs pursuant to an annual formula grant in December 2003.

                                   PROPOSAL 2

              AMENDMENT OF THE COMPANY'S 1994 STOCK INCENTIVE PLAN

         The Board of Directors of the Company has adopted, subject to stockholder approval, an amendment (the "Stock Incentive Plan Amendment") to the Company's 1994 Stock Incentive Plan (the "Stock Incentive Plan"), as amended, extending the date until which options may be granted under the Stock Incentive Plan to December 31, 2008.

         Options to purchase 1,857,500 shares of the Company's Common Stock have been granted under the Stock Incentive Plan, of which 1,112,500 such options have expired (and the shares under such options have become eligible for future grants). Of the options granted under the Stock Incentive Plan that have not expired, 7,500 have been exercised. Additionally, 500,000 shares of restricted stock have been issued under the Stock Incentive Plan. There are currently 355,000 shares available for grant under the Stock Incentive Plan. THE STOCK INCENTIVE PLAN AMENDMENT PROVIDES FOR THE EXTENSION OF THE PLAN ON ITS CURRENT TERMS AND INVOLVES NO INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR GRANT.

         The adoption of the Incentive Plan Amendment by the Board of Directors reflects a determination by the Board that ensuring the continuation of the Stock Incentive Plan is important to our ongoing and continuing efforts to attract and retain key senior management personnel and to align the interest of the Company's executive officers with that of its stockholders.

         The Stock Incentive Plan is an integral part of the Company's stock-based compensation structure and has been used for grants to senior executives. An aggregate of 737,500 unexercised, non-expired options have been granted under the Stock Incentive Plan at a weighted average exercise price of $3.20 per share.

         Since the granting of options under the Stock Incentive Plan is discretionary, the Company cannot at present determine the number of options that will be granted in the future to any person or group of persons or the terms of any future grant. Future option grants and the terms thereof will be determined in accordance with the terms of the Stock Incentive Plan.

         No options have been granted under the Stock Incentive Plan to employees who were not executive officers of the Company at the date of grant. Options granted to nonmanagement employees are generally made under the Company's 1995 Stock Option Plan for Nonmanagement Employees as more fully described in Proposal 3 of this Proxy Statement.

         Set forth below is certain information concerning the Stock Incentive Plan. A copy of the Stock Incentive Plan is available upon written request to the Company.

GENERAL

         Authorized  Shares.  The  maximum  number of shares of Common  Stock in respect of which awards may be granted under the Stock Incentive Plan is 1,600,000 of which no more than 500,000 may be granted as restricted stock or delivered in payment of restricted stock units. There are currently 355,000 shares available for issuance under the Stock Incentive Plan, none of which may be granted as restricted stock or delivered in payment of restricted stock units. Shares subject to awards that are forfeited, terminated, canceled or settled without the delivery of Common Stock are available for awards. Also, shares tendered to the Company in satisfaction or partial satisfaction of the exercise price of any award will increase the number of shares available for awards under the Stock Incentive Plan to the extent permitted by Rule 16b-3 under the Exchange Act.

         Eligibility. Officers and employees of the Company and its existing or future subsidiaries, any entity in which the Company has a significant equity interest as well as other individuals who perform services for the Company, including consultants, who can make substantial contributions to the successful performance of the Company are eligible to participate in the Stock Incentive Plan.

         Administration. The members of the Board of Directors who meet the independence requirements of Marketplace Rule 4350(d)(2) of The Nasdaq Stock Market, Inc act as the Committee in administering the Stock Incentive Plan (hereinafter, such directors are referred to as the "Compensation Committee"). No person eligible to participate in the Stock Incentive Plan may perform Committee duties.

         The Stock Incentive Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without stockholder approval if the Committee determines that such approval is necessary to comply with any tax or regulatory requirement (including any approval requirement which is a prerequisite for exemptive relief from Section 16 of the Exchange Act) with which the Committee determines that it is desirable to comply. Also, shareholder approval of amendments is generally required under Nasdaq rules.

         Awards. The Stock Incentive Plan gives the Committee authority to grant stock options and other stock-based awards, including stock appreciation rights, restricted stock and restricted stock units, and performance awards. To the extent required for exemptive relief from Section 16 of the Exchange Act such awards are also approved by the full Board. To date, only stock option grants and restricted stock awards have been made under the plan.

         Stock Options. Stock options may be granted under the Stock Incentive Plan at the discretion of the Committee. Options granted under the Stock Incentive Plan may be either incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as incentive stock options ("nonqualified stock options"). The exercise price of a nonqualified stock option granted under the plan may not be less than 85% of the fair market value of the Common Stock on the date of grant and the exercise price of an incentive stock option granted under the Stock Incentive Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant. Subject to the foregoing, the Compensation Committee has discretion to fix the exercise price of such options. The Committee also has broad discretion as to the terms and conditions upon which options shall be exercisable.

         The exercise price of options may be satisfied in cash or, in the discretion of the Committee, by exchanging shares of Common Stock owned by the optionee, or by a combination of cash and shares of Common Stock. The ability to pay the option exercise price in shares of Common Stock would, if permitted by the Committee, enable an optionee to engage in a series of successive stock-for-stock exercises of an option and thereby fully exercise an option with little or no cash investment.

         In the event that a participant is permitted to and does exercise an option granted under the Stock Incentive Plan by delivering shares of Common Stock, the Committee is authorized to grant or provide for the automatic grant of Restoration Option to such optionee, subject to the satisfaction of such conditions or criteria as the Committee shall establish from time to time. A Restoration Option shall entitle the participant to purchase a number of shares of Common Stock equal to the number of such shares surrendered in payment of the exercise price of the original option, at a per share exercise price equal to not less than 100% of the per share fair market value of the Common Stock on the date of grant of such Restoration Option. Restoration Options shall have a term not longer than the term remaining on the original option and shall contain such other terms and conditions as the Committee shall determine.

         Stock Appreciation Rights. Stock appreciation rights may be granted in conjunction with or unrelated to options and, if in conjunction with an outstanding option, may be granted at the time of such option grant or thereafter, at the exercise price of the option. Upon the exercise of a stock appreciation right with respect to a share of Common Stock, a participant would be entitled to receive the excess of the fair market value of such share over the exercise price of such right. No stock appreciation right shall be exercisable for six months after grant. The Committee has the authority to determine whether the value of a stock appreciation right is paid in cash or shares of Common Stock or a combination of both.

         Performance Awards. The Committee also has discretion to make contingent grants of performance awards which are earned to the extent performance goals established by the Committee are achieved over a period of time specified by the Committee. The value of performance awards that are earned may, in the discretion of the Committee, be paid in the form of cash, shares of Common Stock, or a combination of both.

         Restricted Stock. Under the terms of the Stock Incentive Plan, up to 500,000 shares could be used for awards of restricted stock, all of which have been awarded. Therefore, no additional awards of restricted stock will be made under the Plan.

         Term of Plan. No award may be granted under the Stock Incentive Plan after December 31, 2004 (or December 31, 2008 if the Stock Incentive Plan Amendment is approved by the stockholders), except for Restoration Options which may continue to be granted as long as options under the Stock Incentive Plan are outstanding.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF OPTION GRANTS AND EXERCISES

         When an optionee exercises a nonqualified stock option, the difference between the option price and higher fair market value of the shares of Common Stock, generally on the date of exercise, will be ordinary income to the optionee and generally will be allowed as a deduction for federal income tax purposes to the employer. Any gain or loss realized by an optionee on disposition of the Common Stock acquired upon exercise of a nonqualified stock option enerally will be capital gain or loss to such optionee, long-term or short-term depending on the holding period, and will not result in any additional tax consequences to the employer. The optionee's basis in the shares for determining gain or loss on the disposition will be the fair market value of such shares determined generally at the time of exercise.

         When an optionee exercises an incentive stock option while employed by the Company or a subsidiary or within three months (one year for disability) after termination of employment, no ordinary income will be recognized by the optionee at that time, but the excess (if any) of the fair market value of the shares of Common Stock acquired upon such exercise over the option exercise price will be an adjustment to taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares of Common Stock acquired upon exercise of the incentive stock option are not disposed of prior to the expiration of one year after the date of acquisition and two years after the date of the option, the excess (if any) of the sales proceeds over the aggregate option exercise price of such shares will be long-term capital gain, but the employer will not be entitled to any tax deduction with respect to such gain. Generally, if the shares of Common Stock are disposed of prior to the expiration of such periods (a "disqualifying disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate option exercise price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income at the time of such disqualifying disposition (and the employer will generally be entitled to a federal income tax deduction in a like amount). Any gain realized by the optionee as the result of a disqualifying disposition that exceeds the amount treated as ordinary income will be capital in nature, long-term or short-term depending on the holding period. If an incentive stock option is exercised more than three months (one year for disability) after termination of employment, the tax consequences are the same as described above for nonqualified stock options. To date, no incentive stock options have been granted under the Stock Incentive Plan.

         The foregoing discussion summarizes the federal income tax consequences of the grant and exercise of stock options under the Stock Incentive Plan based on current provisions of the Code which are subject to change. This summary does not cover any state or local tax consequences of participation in the Stock Incentive Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE STOCK INCENTIVE PLAN AMENDMENT (DESIGNATED AS PROPOSAL 2 ON THE ENCLOSED PROXY
CARD) EXTENDING THE DATE UNTIL WHICH OPTIONS MAY BE GRANTED UNDER THE STOCK INCENTIVE PLAN TO DECEMBER 31, 2008.

                                   PROPOSAL 3

                      AMENDMENT OF THE COMPANY'S 1995 STOCK
                     OPTION PLAN FOR NONMANAGEMENT EMPLOYEES

         The Board of Directors of the Company has adopted, subject to stockholder approval, an amendment (the "Nonmanagement Employees Plan Amendment") to the Company's 1995 Stock Option Plan for Nonmanagement Employees (the "Nonmanagement Employees Plan"), as amended, extending the date until which options may be granted under the Nonmanagement Employees Plan to December 31, 2008. The Nonmanagement Employees Plan is an integral part of the Company's stock-based compensation structure and has been successfully used for grants to retain long term nonmanagment employees who have been crucial in supporting our senior executives. The 429,851 unexercised, non-expired options that have been granted under the Nonmanagement Employees Plan at a weighted average exercise price of $3.99 per share. There are currently 272,242 shares available for issuance under the Nonmanagement Employees Plan. THE NONMANAGEMENT EMPLOYEES PLAN AMENDMENT PROVIDES FOR THE EXTENSION OF THE PLAN ON ITS CURRENT TERMS AND INVOLVES NO INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR GRANT.

         Since the granting of options under the Nonmanagement Employees Plan is discretionary, the Company cannot at present determine the number of options that will be granted in the future to any person or group of persons or the terms of any future grant. Future option grants and the terms thereof will be determined by the Board of Directors in accordance with the terms of the Nonmanagement Employees Plan.

         Set forth below is certain information concerning the Nonmanagement Employees Plan. A copy of the Nonmanagement Employees Plan is available upon written request to the Company.

         Authorized Shares. The maximum number of shares of Common Stock in respect of which awards may be granted under the Nonmanagement Employees Plan is currently 870,225. Shares of Common Stock subject to awards that are forfeited, terminated, canceled or settled without the delivery of Common Stock will again be available for awards. Also, shares tendered to the Company in satisfaction or partial satisfaction of the exercise price of any award will increase the number of shares available for awards under the Nonmanagement Employees Plan to the extent permitted by Rule 16b-3 under the Exchange Act.

         The adoption of the Nonmanagement Plan Amendment by the Board of Directors reflects a determination by the Board that ensuring the continuation of the Nonmanagement Employees Plan is important to the Company's ongoing and continuing efforts to attract and retain nonmanagement employees and align the interest of the Company's nonmanagement employees with that of its stockholders.

         Eligibility. Employees and non-executive officers of the Company and its subsidiaries (which includes any subsidiary that is accounted for by the Company on the equity method) as well as other individuals who perform services for the Company, including consultants, who can make substantial contributions to the successful performance of the Company are eligible to participate in the Nonmanagement Employees Plan. Directors and executive officers of the Company are not eligible to receive grants of options under the Nonmanagement Employees Plan.

         Administration. The Board of Directors administers the Nonmanagement Employees Plan. Pursuant to the Nonmanagement Employees Plan, the Board of Directors may appoint an officer who is a director of the Company to grant options to eligible employees pertaining to up to an aggregate of 75,000 shares of Common Stock, subject to the provisions of the Nonmanagement Employees Plan. In 2002, the Board of Directors appointed the Chief Executive Officer to make such grants for up to an aggregate of 75,000 shares of Common Stock. To date, options pertaining to 48,000 shares of Common Stock have been granted under such authority. No person eligible to serve on the Compensation Committee may participate in the Nonmanagement Employees Plan.

         The Nonmanagement Employees Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without stockholder approval if the Board determines that such approval is necessary to comply with any tax or regulatory requirement with which the Board of Directors determines that it is desirable to comply.

         Awards. The Nonmanagement Employees Plan gives the Board of Directors authority to grant only stock options.

         Stock Options. Stock options may be granted under the Nonmanagement Employees Plan at the discretion of the Board of Directors. The Board of Directors has broad discretion as to the terms and conditions upon which options shall be exercisable. Options granted under the Nonmanagement Employees Plan may be either incentive stock options, as defined in Section 422 of the Code, or options which do not qualify as incentive stock options ("nonqualified stock options"). Incentive options are subject to certain special rules under the Code and applicable regulations.

         The exercise price of options may be satisfied in cash or, in the discretion of the Board of Directors by exchanging shares of Common Stock owned by the optionee, or by a combination of cash and shares of Common Stock. The ability to pay the option exercise price in shares of common sock would, if permitted by the Board of Directors enable an optionee to engage in a series of successive stock-for-stock exercises of an option and thereby fully exercise an option with little or no cash investment.

         Term of Plan. No award may be granted under the Nonmanagement Employees Plan after April 18, 2005 (or December 31, 2008 if the Nonmanagement Employees Plan Amendment is approved by the stockholders).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF OPTION GRANTS AND EXERCISES

         For disclosure regarding federal income tax consequences of the grant and exercise of stock options under the Nonmanagement Employees Plan, see the discussion under "Proposal 2--Amendment of the Company's 1994 Stock Incentive Plan--Certain Federal Income Tax Consequences of Option Grants and Exercises."

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE NONMANAGEMENT EMPLOYEES PLAN AMENDMENT (DESIGNATED AS PROPOSAL 3 ON THE ENCLOSED PROXY CARD) EXTENDING THE DATE UNTIL WHICH OPTIONS MAY BE GRANTED UNDER THE NONMANAGEMENT EMPLOYEES PLAN TO DECEMBER 31, 2008.

                   INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

CHANGE IN ACCOUNTANT

         On October 9, 2003, KPMG LLP ("KPMG") notified us that as of that date, it had resigned as our independent auditor. KPMG's audit reports on our consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except where the reports of KPMG refer to our adoption of FAS No. 141, "Business Combinations", for purchase method business combinations completed after June 30, 2001, SFAS No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002.

         During the two most recent fiscal years and through October 9, 2003, there were no disagreements between us and KPMG as to any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in its reports on the financial statements for such periods within the meaning of Item 304(a)(1)(iv) of Regulation S-K.

         On January 14, 2004, we engaged Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited as our independent auditors for the fiscal year ended December 31, 2003.

ACCOUNTING FEES

         Aggregate fees billed by our principal accountant during the last two fiscal years are as follows:

                                                 2002             2003
                                                 ----             ----
           Audit Fees                          $143,000         $146,000
           Audit- Related Fees                   60,000           58,000
           Tax Fees                               7,000            7,000
           Other Fees                                --               --
                                            ------------     ------------
           Total                               $210,000         $211,000
                                            ============     ============

         Audit Fees for the years ended December 31, 2003 and 2002 were for professional services rendered for the audits of the consolidated financial statements of the Company, statutory and subsidiary audits, assistance with review of documents filed with the SEC, consents, and other assistance required to be performed by our independent accountants.

         Audit Related Fees for the years ended December 31, 2003 and 2002 were for assurance and related services, internal control reviews and attestation services.

         Tax Fees for the years ended December 31, 2003 and 2002 were for services related to tax compliance, tax planning and tax advice for our dsIT subsidiary.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         The Audit Committee is required under applicable law and SEC and Nasdaq rules to pre-approve all audit and non-audit services that are to be performed and fees to be charged by our independent auditor to assure that the provision of these services does not impair the independence of the auditor. The Audit Committee was in compliance with the requirements of the Sarbanes-Oxley Act of 2002 regarding the pre-approval of all audit and non-audit services and fees by the mandated effective date of May 6, 2003, and has maintained compliance with such provisions and all related SEC and Nasdaq rules.

                STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

         Stockholders may present proposals for inclusion in the Company's 2004 proxy statement provided that (in addition to other applicable requirements) such proposals are received by the Company in writing at its principal executive offices no later than July 24, 2005.

         Pursuant to the By-laws of the Company, stockholders who wish to nominate any person for election to the Board of Directors or bring any other business before the 2005 Annual Meeting must generally give notice thereof to the Company at its principal executive offices not less than 60 days nor more than 90 days before the date of the meeting. All nominations for director or other business sought to be transacted that are not timely delivered to the Company or that fail to comply with the requirements set forth in the Company's By-laws will be excluded from the Annual Meeting, as provided in the By-laws. A copy of the By-laws of the Company is available upon request from the Secretary of the Company, 200 Route 17, Mahwah, New Jersey 07430.

                                  OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters to be presented for action at the Annual Meeting other than those listed in the accompanying Notice of Annual Meeting and described herein. If any other matters not described herein should properly come before the meeting for stockholder action, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in respect thereof in accordance with the Board of Directors' recommendations.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report, covering the fiscal year ended December 31, 2003, including audited financial statements, is enclosed with this Proxy Statement. Such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to use of the mails, proxies may be solicited by personal interview, telephone, telex or facsimile. The Company will, upon request and in accordance with applicable regulation, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            SHELDON KRAUSE
                                            Secretary

November 30, 2004
Mahwah, New Jersey

                                   Appendix A

                        Exhibit A to Stock Option Agreement

                          DATA SYSTEMS & SOFTWARE INC.

                            1994 STOCK INCENTIVE PLAN

      SECTION 1. Purpose. The purposes of this Data Systems & Software Inc. 1994 Incentive Plan is to provide incentive to employees (including officers) of, and consultants to, Data Systems & Software Inc. (the "Company") and its Affiliates (as hereinafter defined), to encourage such individuals to remain in the employ of, or to continue to provide services to, the Company and its Affiliates and to attract to the Company and its Affiliates individuals of experience and ability.

      SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

      "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

      "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award or Other Stock-Based Award.

      "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

      "Board" shall mean the Board of Directors of the Company.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3.

      "Company" shall mean Data Systems & Software Inc., together with any successor thereto.

      "Consultant" shall mean a consultant who performs services to the Company.

      "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all within the meaning of Section 22(e)(3) of the Code.

      "Employee" shall mean an employee of the Company or of any Affiliate.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion.

      "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

      "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

      "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option and shall include a Restoration Option.

      "Other Stock-Based Award" shall mean any right granted under Section 10 of the Plan.

      "Participant" shall mean any Employee or Consultant selected by the Committee to receive an Award under the Plan.

      "Performance Award" shall mean any right granted under Section 9 of the Plan.

      "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

      "Plan" shall mean this Data Systems & Software Inc. 1994 Stock Incentive Plan.

      "Restoration Option" shall mean an Option granted pursuant to Section 6(e) of the Plan.

      "Restricted Stock" shall mean any Share granted under Section 8 of the Plan. "Restricted Stock Unit" shall mean any unit granted under Section 8 of the Plan.

      "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

      "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

      "Shares" shall mean the Common Stock, par value $.01, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

      "Stock Appreciation Right" shall mean any right granted under Section 7 of the Plan.

      "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

      SECTION 3. Administration. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to Participants; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award;
(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under the Plan;
(viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

      (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant and any holder or beneficiary of any Award.

      SECTION 4. Shares Available for Awards.

      (a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Awards may be granted under the Plan shall be 1,600,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award is settled for cash or otherwise terminates or is cancelled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3. Notwithstanding the foregoing (and subject to adjustment as provided in Section 4(b)), no more than 500,000 Shares shall be available for Awards of Restricted Stock and Restricted Stock Units.

      (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code, as from time to time amended.

      (c) Substitute Awards. Any Shares underlying Substitute Awards shall not, except in the case of Shares with respect to which Substitute Awards are granted to Participants who are officers or directors of the Company for purposes of
Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for Awards under the Plan.

      SECTION 5. Eligibility. Any Employee, including any officer or employee-director of the Company or any Affiliate, or any Consultant, who is not a member of the Committee, shall be eligible to be designated a Participant.

      SECTION 6. Stock Options.

      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

      (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which price, except in the case of Options that are Incentive Stock Options or Substitute Awards, shall not be less than 85% of the per Share Fair Market Value on the date of grant.

      (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

      (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

      (e) Restoration Options. In the event that any Participant delivers Shares in payment of the exercise price of any Option granted hereunder in accordance with Section 6(d), the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of Shares equal to the number of such Shares so delivered upon exercise of the original Option and, in the discretion of the Committee, the number of Shares, if any, tendered to the Company to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Restoration Option shall have a per share exercise price of not less than 100% of the per Share Fair Market Value on the date of grant of such Restoration Option, a term not longer than the remaining term of the original Option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

      SECTION 7. Stock Appreciation Rights.

      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant, and except for Stock Appreciation Rights which are Substitute Awards, shall have an exercise price of not less than 100% of the Fair Market Value of the Shares on the date of grant or, in the case of a Stock Appreciation Right granted in tandem with or in addition to another Award, at the time of grant of such related Award.

      (b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof, provided that the Committee may for administrative convenience determine that, with respect to any Stock Appreciation Right which is not related to an Incentive Stock Option and which can only be exercised for cash during limited periods of time in order to satisfy the conditions of Rule 16b-3, the exercise of such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Shares is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

      (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

      SECTION 8. Restricted Stock and Restricted Stock Units.

      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

      (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

      (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

      SECTION 9. Performance Awards.

      (a) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a "Performance Award", which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

      (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

      (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

      SECTION 10. Other Stock-Based Awards.

      (a) General. The Committee shall have authority to grant to eligible Participants an "Other Stock-Based Award", which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award. Except in the case of an Other Stock-Based Award that is a Substitute Award, the price at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan, or the provision, if any, of any such Award that is analogous to the purchase or exercise price, shall not be less than 85% of the Fair Market Value of the securities to which such Award relates on the date of grant.

      (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this
Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

      SECTION 11. Amendment and Termination.

      (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

      (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

      (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

      (d) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award.

      SECTION 12. General Provisions.

      (a) Transferability.

            (i) Except as is specifically provided for in any Award approved by the Committee or as otherwise specifically permitted by the Committee each Award and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or if permissible under applicable law, by the Participant's guardian or legal representative or by the transferee receiving such Award pursuant to a qualified domestic relations order ("QDRO"), as determined by the Committee.

            (ii) Except as specifically provided for in any Award approved by the Committee or otherwise specifically permitted by the Committee, except as may be no Award that constitutes a "derivative security", for purposes of Section 16 of the Exchange Act, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided, however that the designation of a ------------------- beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

      (b) No Rights to Awards. No Participant shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

      (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or automated quotation system upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (d) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

      (e) Withholding. A participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

      (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but no limited to the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a change in control of the Company.

      (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

      (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

      (i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

      (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York.

      (k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

      (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

      (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

      (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

      (o) Conformity to Securities Laws. It is the intent of the Company that the Plan shall comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act, so that any Award granted to a Participant or other transaction incident thereto by a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act shall not result in short-swing profit liability under Section 16(b) (except for any transaction exempted under alternative Exchange Act rules or intended by such Participant to be a non-exempt transaction). Accordingly, if any provision of this Plan or any agreement relating to an Award does not comply with such requirements of Rule 16b-3 as then applicable to any such transaction so that the Participant would be subject to Section 16(b) liability, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and the Participant shall be deemed to have consented to such construction or amendment.

      (p) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

      SECTION 13. Term of the Plan.

      (a) Effective Date. The Plan shall be effective as of the date of its approval by the stockholders of the Company.

      (b) Expiration Date. No Award shall be granted under the Plan after December 31, 2008; provided that the authority for grant of Restoration Options hereunder in accordance with Section 6(e) shall continue, subject to the provisions of Section 4, as long as any Option granted hereunder remains outstanding. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after December 31, 2008.

[As amended by the Board of Directors on August 8, 1995 and approved by the stockholders at the Annual Meeting on September 22, 1995 and as amended by the Board of Directors on May 17, 2001 and approved by the stockholders on June 21, 2001 and as amended by the Board of Directors on November __, 2004 and subject to approval by the stockholders at an annual meeting to be held on December 16, 2004]

                                   Appendix B

                       EXHIBIT A TO STOCK OPTION AGREEMENT

                          DATA SYSTEMS & SOFTWARE INC.

               1995 STOCK OPTION PLAN FOR NONMANAGEMENT EMPLOYEES

      1. Purpose. The purpose of the 1995 Stock Option Plan for Nonmanagement Employees of DATA SYSTEMS & SOFTWARE INC. is to provide incentive to Employees (as defined below) of and consultants to the Company (as defined below), to encourage such individuals' proprietary interest in the Company, to encourage such individuals to remain in the employ of the Company, and to attract to the Company individuals of experience and ability. Executive officers and directors of Data Systems & Software Inc. not eligible to participate in the Plan.

      2. Definitions.

      (a) "Board" shall mean the Board of Directors of Data Systems & Software Inc.

      (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (c) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4 of the Plan.

      (d) "Common Stock" shall mean the Common Stock par value, $.01 per share, of Data Systems & Software Inc.

      (e) "Company" shall mean and include DSSI (as defined below) and any subsidiary thereof.

      (f) "DSSI" shall mean Data Systems & Software Inc., a Delaware corporation.

      (g) "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all within the meaning of Section 22(e)(3) of the Code.

      (h) "Employee" shall mean any individual (other than an executive officer or a director) who is an employee of the Company (within the meaning of Section 422A(a)(2) of the Code and the regulations thereunder).

      (i) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or Committee, at which an Option may be exercised.

      (j) "Fair Market Value" of a Share of Common Stock as of a specified date shall mean the closing price of a Share of the Common Stock on the principal trading market on which the Common Stock is traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which the Common Stock is traded if no shares of Common Stock were traded on such immediately preceding day.

      (k) "Incentive Stock Option" shall mean an Option described in Code
Section 422(b).

      (l) "Nonstatutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

      (m) "Option" shall mean a stock option granted pursuant to the Plan.

      (n) "Optionee" shall mean a person to whom an Option has been granted.

      (o) "Plan" shall mean this 1995 Stock Option Plan for Nonmanagement Employees.

      (p) "Purchase Price" shall mean the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

      (q) "Share" shall mean one share of Common Stock.

      (r) "Ten Percent Stockholder" shall mean any Employee who, at the time of the grant of an Option, owns (or is deemed to own, under Sections 422A(b)(6) and 425(d) of the Code) more than ten percent of the total combined voting power of all classes of outstanding stock of DSSI.

      3. Effective Date. This Plan was approved by the Board on April 18, 1995, which date is the effective date of the Plan.

      4. Administration. The Plan shall be administered by the Board or a Committee appointed by the Board consisting of not less than two members. The Board may from time to time remove members from, or add members to, the Committee. The Board may appoint to the Committee one or more alternate members who act in the event of the absence or disqualification of any member. Vacancies on the Committee, however caused, shall be filled by the Board. The Board or Committee shall from time to time at its discretion determine who shall be granted Options, the number of Shares to be optioned to each, the designation of such Options as Incentive Stock Options or Nonstatutory Stock Options, the exercise price thereof and the other terms thereof. All such determinations and the interpretation and construction by the Board or the Committee of any provisions of the Plan or of any Option granted thereunder shall be binding and conclusive on all Optionees and their legal representatives and beneficiaries. Notwithstanding the foregoing, the Board may appoint an officer of Data Systems & Software Inc. to grant Options to Employees pertaining up to an aggregate of 75,000 Shares, subject to the provisions of the Plan. The officer so appointed by the Board shall administer the Plan with respect to the Options such officer has granted. For purposes of the Options granted by officer pursuant to this
Section 4, all references to the Committee in this Plan shall include the officer appointed by the Board under this Section 4.

      5. Eligibility. Except as set forth below, any Employee may be granted Incentive Stock Options under the Plan and any Employee or officer, consultant or other person rendering services to, the Company may be granted Nonstatutory Stock Options under the Plan if, in each instance, the Board or Committee determines that such person performs services of importance to the operation and development of the business of the Company. Directors and executive officers of DSSI are not eligible to receive grants of Options under the Plan.

      6. Stock. The stock subject to Options granted under the Plan shall be Shares of authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued under Options exercised under this Plan shall not exceed 870,225(1). The number of Shares subject to Options outstanding under the Plan at any time may not exceed the number of Shares remaining available for issuance under the Plan. In the event that any Option outstanding under the Plan expires for any reason or is terminated, the Shares allocable to the unexercised portion of such Option shall again be available for grant of Options under the Plan. The limitations established by this Section 6 shall be subject to adjustment upon the occurrence of the events specified and in the manner provided in Section 9 hereof.

      7. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written agreements in such form as the Board or the Committee shall from time to time determine, which agreements shall comply with and be subject to the following terms and conditions:

            (a) DATE OF GRANT. Each Option shall specify its effective date (the "date of grant"), which shall be the date specified by the Board or Committee in its action relating to the grant of the Option, but which date shall not be earlier than the date of the determination by the Board or Committee to grant such Option.

            (b) NUMBER OF SHARES. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 9 hereof.

            (c) EXERCISE PRICE. Each Option shall state the Exercise Price, which price shall be determined by the Board or Committee; provided, however, that the Exercise Price (i) in the case of an Incentive Stock Option granted to an Employee who is not a Ten Percent Stockholder, shall not be less than the par value nor less than the Fair Market Value of the Shares to which the Option relates on the date of grant, and (ii) in the case of an Incentive Stock Option granted to an Employee who is a Ten Percent Stockholder, shall not be less than the par value nor less than 110% of the Fair Market Value of the Shares to which the Option relates on the date of grant. The Board or Committee may provide for payment for shares by the surrender of shares owned by the Optionee or by the surrender of the right to purchase shares under this Option or other rights to purchase shares. The Exercise Price of an Option shall be subject to adjustment in accordance with Section 9 hereof.

----------
(1)   As amended from original authorization of 500,000.

            (d) EXERCISE OF OPTIONS AND MEDIUM AND TIME OF PAYMENT. To exercise an Option, the Optionee shall give written notice of exercise to DSSI, specifying the number of Shares to be purchased, together with either (i) full payment of the purchase price therefor in cash or by certified check payable to the order of DSSI or (ii) irrevocable instructions to a broker designated or approved by DSSI to sell shares of Common Stock issuable upon exercise of such Option and promptly deliver to DSSI a portion of the proceeds thereof equal to the exercise price and any applicable withholding taxes.

            (e) TERM AND EXERCISE OF OPTIONS; NONTRANSFERABILITY OF OPTIONS. Subject to Section 10 hereof, Options may be exercised as determined by the Board or Committee and as stated in the written agreement evidencing the Option; provided, however, that no Incentive Stock Option granted to an Employee who is not a Ten Percent Stockholder shall be exercisable after the expiration of ten
(10) years from its date of grant, and no Incentive Stock Option granted to an Employee who is a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years from its date of grant. In addition, the aggregate fair market value (determined at the time an Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the same Optionee during any calendar year (under this Plan and all other plans maintained by the Company) shall not exceed $100,000. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable, other than pursuant to a qualified domestic relations order. In the event of the Optionee's death, no Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.

            (f) TERMINATION OF EMPLOYMENT. Subject to the further provisions of this Subsection (f), in the event that an Optionee shall cease to be employed by the Company, other than a termination of the Optionee's employment by the Company for cause, such Optionee (or the heirs or legatees of such Optionee, if applicable) shall have the right, subject to the restrictions of Subsection (e) hereof, to exercise the Option at any time within three (3) months after such termination of employment (twelve (12) months if the termination was due to the death or Disability of the Optionee or, in the case of a Nonstatutory Stock Option, retirement) to the extent that, on the day preceding the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement pursuant to which such Option was granted, and had not previously been exercised or expired.

            For this purpose, the employment relationship will be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Board or the Committee and, in the case of an Optionee who has received an Incentive Stock Option, only to the extent permitted under Section 422A of the Code and the regulations promulgated thereunder). Moreover, in the case of an Optionee who has been granted an Incentive Stock Option, employment shall, in no event, be deemed to continue beyond the ninetieth (90th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

            Any Optionee's right to exercise any portion of any Option granted under this Plan after termination of the Optionee's employment with the Company shall be subject to the satisfaction of the conditions precedent that such Optionee not (i) accept any other employment or render any services to others without DSSI's written consent or (ii) take any action adversely affecting the Company.

            (g) RIGHTS AS A STOCKHOLDER. An Optionee or a transferee of a deceased Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9.

            (h) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the cancellation of outstanding Options (to the extent not theretofore exercised) for the granting of new Options in substitution therefor. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair the rights or obligations under any Option theretofore granted under the Plan. Moreover, in the case of any modification, extension or renewal of an Incentive Stock Option, all of the requirements set forth herein shall apply in the same manner as though a new Incentive Stock Option had been granted to the Optionee on the date of such modification, extension or renewal, but only if such modification, extension or renewal is treated, under Section 425(h) of the Code, as the granting of a new option.

            (i) IDENTIFICATION OF OPTION. Each Option granted under the Plan shall clearly identify its status as an Incentive Stock Option or Nonstatutory Stock Option.

            (j) OTHER PROVISIONS. The option agreements authorized under the Plan shall contain, in addition to those provisions provided in Section 7(e) hereof, such other provisions not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of any Option, and restrictions upon the transfer of Shares received upon exercise of Options, as the Board or Committee shall deem advisable.

      8. Term of Plan. Options may be granted pursuant to the Plan until April 18, 2005, which is ten years from the effective date of the Plan; provided, however, that upon and subject to the approval of an amendment to the Plan by the stockholders of DSSI at the annual meeting held on December 16, 2004, options may be granted pursuant to the Plan until December 31, 2008.

      9. Recapitalization. Subject to any required action by the stockholders of DSSI and the last sentence of Subsection 7(h) hereof, the number of Shares covered by this Plan as provided in Section 6, the number of Shares covered by each outstanding Option, and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, stock split or the payment of a stock dividend.

      Subject to any required action by the stockholders of DSSI and the last sentence of Subsection 7(h) hereof, if DSSI shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. A dissolution or liquidation of DSSI or a merger or consolidation in which DSSI is not the surviving corporation shall cause each outstanding Option to terminate, unless the agreement of merger or consolidation shall otherwise provide, provided that each Optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which DSSI is not the surviving corporation to exercise the Option in whole or in part, subject to limitations on exercisability of Options under Section 7 hereof to the extent the Option is exercisable without regard to this sentence at the date of such dissolution, liquidation, merger or consolidation.

      In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Shares of Common Stock within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of DSSI, such adjustments shall be made by the Board or Committee, whose determination in that respect shall be final, binding and conclusive.

      Except as hereinabove expressly provided in this Section 9, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, stock split, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

      The grant of an Option pursuant to the Plan shall not affect in any way the right or power of DSSI to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

      10. Securities Law Requirements. No Shares shall be issued upon the exercise of any Option unless and until DSSI has determined that: (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from the registration requirements thereof (including the furnishing by the Optionee of an appropriate investment letter); (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.

      11. Application of Funds. The proceeds received by DSSI from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

      12. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

      13. Withholding.

            (a) NONSTATUTORY OPTIONS. Whenever Shares are to be delivered upon exercise of a Nonstatutory Option, DSSI shall be entitled to require as a condition of delivery that the Optionee remit to DSSI an amount sufficient to satisfy DSSI's federal, state and local withholding tax obligations with respect to the exercise of the Option.

            (b) INCENTIVE STOCK OPTIONS. The acceptance of Shares upon exercise of an Incentive Stock Option shall constitute an agreement by the Optionee (unless and until DSSI shall notify the Optionee that it is relieved, in whole or in part, of its obligations under this Section 13(b)) (i) to notify DSSI if any or all of such Shares are disposed of by the Optionee within two years from the date the Option was granted or within one year from the date the Shares were transferred to the Optionee pursuant to his exercise of the Option, and (ii) to remit to DSSI, at the time of and in the case of any such disposition, an amount sufficient to satisfy DSSI's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and
(ii), the Optionee is in the employ of the Company at the time of such disposition.

      14. Governing Law. The Plan shall be governed by the laws of the State of New York.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                          DATA SYSTEMS & SOFTWARE INC.

                                December 21, 2004

                         Please date, sign and mail your
                           proxy card in the envelope
                          provided as soon as possible.

     Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1. Election of Directors:                                                                             FOR   AGAINST  ABSTAIN
                                                     2. Approval of Amendment of 1994 Stock
                         NOMINEES:                      Incentive Plan.                               |_|     |_|      |_|

|_| FOR ALL NOMINEES     ( ) George Morgenstern      3. Approval of Amendment of 1995 Stock
                         ( ) Avi Kerbs                  Option Plan for Nonmanagement Employees.      |_|     |_|      |_|
|_| WITHHOLD AUTHORITY   ( ) Elihu Levine
    FOR ALL NOMINEES     ( ) Shane Yurman            4. Act upon such other matters as may come
                         ( ) Samuel M. Zentman          before the meeting.
|_| FOR ALL EXCEPT
    (See instructions below)                         This proxy, when properly executed, will be voted as directed herein by the (See instructions below) undersigned stockholder. If no direction is indicated, the proxy will be voted for the election of the directors indicated and for approval of the proposals presented.


INSTRUCTION: To withhold authority to vote for any
             individual nominee(s), mark "FOR ALL
             EXCEPT" and fill in the circle next to
             each nominee you wish to withhold, as
             shown here: ( )
___________________________________________________



___________________________________________________

To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please note
that changes to the registered name(s) on the
account may not be submitted via this method.   [ ]

___________________________________________________


Signature of Stockholder ____________________ Date: ________   Signature of Stockholder ____________________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
      When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                          DATA SYSTEMS & SOFTWARE INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints George Morgenstern, Shane Yurman and Sheldon Krause, and each of them, with full power of substitution, as proxies, to vote at the Annual Meeting of Stockholders of Data Systems & Software Inc. to be held at the DoubleTree Hotel, 180 Route 17 South, Mahwah, New Jersey, on Tuesday, December 21, 2004, at 10:30 a.m., and any adjournments and postponements thereof, hereby revoking all proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse, and, in their discretion, upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned.

                (Continued and to be signed on the reverse side)